EXHIBIT 23.1

     I  consent  to  the  use  of  my report dated March 22, 2002 in the amended
Annual  Report  on  Form  10-KSB/A  of  800America.com,  Inc.

                           /s/ Jack F. Burke, Jr. CPA
                           --------------------------
                             Jack F. Burke, Jr. CPA

Hattiesburg,  Mississippi

November  7,  2002

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